UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 21, 2017

Bar Harbor Bankshares
(Exact name of Registrant as specified in its Charter)

Maine	001-13349	01-0393663
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

PO Box 400 82 Main Street Bar Harbor, Maine (Address of principal executive offices)	04609-0400 (Zip Code)

Registrant’s telephone number, including area code: (207) 288-3314

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is an amendment to the Current Report on Form 8-K filed on February 21, 2017 (the “Original Report”). Due to a technical error, the Registrant inadvertently re-filed its Current Report on Form 8-K that was previously filed on February 8, 2017 as the Original Report.  The Registrant is filing this Amendment to update the Original Report in its entirety, including the exhibit thereto.

Item 8.01	Other Events.

Bar Harbor Bankshares (NYSE MKT: BHB) (the “Company”) issued a press release on February 21, 2017, announcing that the Company’s Board of Directors declared a three-for-two split of its common stock as a large stock dividend. The three-for-two stock split as a large stock dividend is payable March 21, 2017, to its common stockholders of record at the close of business on March 7, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Copy of Company’s press release dated February 21, 2017 filed herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bar Harbor Bankshares

Date: February 22, 2017	By: /s/Curtis C. Simard Curtis C. Simard President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Copy of Company’s press release dated February 21, 2017 filed herewith.